Exhibit 99.1

KAR Holdings

ADESA
WORKING WONDERS™

IAA
INSURANCE
AUTO AUCTIONS

AFC
Automotive Finance Corporation®

Deutsche Bank 2008 Leveraged Finance Conference September 24, 2008

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Such statements are subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from those projected, expressed or implied by such forward-looking statements.
Many of these risk factors are outside of the company’s control, and as such, they involve risks which are not currently known to the company that could cause actual results to differ materially from forecasted results. The forward-looking statements in this document are made as of the date hereof and the company does not undertake to update its forward-looking statements.

KAR Holdings

Increase/(Decrease) Versus Prior Year

Although auction industry volume is down
through June, ADESA’s same store sales are up.
Auction Industry Sales Volume by Seller Type - Same-store Basis
(Year-to-Date Through June)
-17.1%
-2.4%
13.8%
-2.8%
-20.0%
-15.0%
-10.0%
-5.0%
0.0%
5.0%
10.0%
15.0%
20.0%
Dealer Manufacturer Fleet/Lease Total
4.0%
•
ADESA same store sales volume ytd 6/30/08

Repos are at all-time highs.
Repossessions (000s of Units)
224
304
372
350
321
311
324
376
889
931
1,004
1,078
1,185
1,183
1,197
1,267
1,113
1,235
1,376
1,428
1,506
1,494
1,521
1,643
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2000 2001 2002 2003 2004 2005 2006 2007
New Used

High prices for compact cars and low prices for full-size
trucks are a reflection of the auction market's ability to
instantaneously capture shifts in consumer preferences
Year-on-Year % Change in Average AuctionNet Price by Model Class - July 2008
23.1%
4.9%
-13.3%
-13.7%
-16.7%
-22.9%
-24.4%
-24.8%
-8.5%
-8.8%
-4.8%
-6.7%
-1.9%
0.1%
-30.0% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0%
Compact Car
Midsize Car
Luxury Car
Sporty Car
All Segments
Mini SUV
Mini Van
Compact Pickup
Luxury SUV
Fullsize Van
Midsize SUV
Fullsize Pickup
Fullsize SUV
Fullsize Car

KAR Holdings, Inc.
Total 2007 Revenue:  $1,589 million
Total 2007 PF Adjusted EBITDA:  $405 million
ADESA Auctions
2007 Revenue: $965 million
IAAI Salvage
2007 Revenue: $483 million
Used vehicle auctioneer
Remarkets used vehicles from
large institutions and dealers
Salvage vehicle auctioneer
Remarkets vehicles deemed a
total-loss by insurance
companies
Provides short-term inventory-
secured financing for
independent used vehicle
dealers in North America
Auction Sites: 62
Market Position: #2
Market Share: 19%
Auction Sites: 149
Market Position: #2
Market Share: 35%
Offices: 96
Market Position: Leader
Market Share: NA
Automotive Finance Corp.
(AFC)
2007 Revenue: $141 million
Note:  Pro forma to give effect to full year impact of recent acquisitions, buyer fee increases at IAAI standalone and certain cost savings from salvage combination.  The revenues of ADESA Impact prior to the April 20, 2007 merger transaction have been reclassified to IAAI to illustrate the effect of the merger as if it had occurred on January
1, 2007.
Company Overview
($ in millions)

Company History- ADESA
1989
First ADESA
Auction
1994
Acquired
Automotive
Finance
Corporation (AFC)
1996 - 1999
Acquired/ opened 13
used vehicle auctions
1990 - 1991
Acquired 4 used
vehicle auctions
1992
IPO (NASDAQ:SOLD)
1995
ALLETE  completes
acquisition of ADESA
2004
June: ALLETE
sells 20% interest
in ADESA to
public
September:
ALLETE spins off
remaining 80% to
shareholders
1989 1990 –
1991
1992 1994 1995 1996 –
1999
2000 2001 –
2003
2004
2005 –
2006
2000
Acquired chain of 13
Canadian salvage
auctions and
acquired 9 used
vehicle auctions from
Manheim
2001 - 2003
Acquired 10
salvage auctions
2005 - 2006
Acquired 9 salvage
auctions, 2 used
vehicle auctions
and greenfielded 4
additional salvage
auctions

1982 1991 1992-1993 1994-1995 1996-1999 2000-2002 2003-2004 2005 2006
Company History- IAAI
1982
Los Angeles
Auto Salvage
incorporates
1991
Changes name to
Insurance Auto
Auctions, Inc; IPO
in Nov. 1991
1994-1995
Acquired 25 salvage
sites and started 2
greenfield sites
2003-2004
Acquired 5
salvage sites
and started 4
greenfield sites
1992-1993
Acquired 16
salvage sites and
started 1
greenfield site
1996-1999
Acquired 2
salvage sites
and started 1
greenfield site
2000-2002
Acquired 7 salvage
sites and started 12
greenfield sites
2005
Acquired 2 salvage sites
and started 2 greenfield
sites
2006
Acquired 15
salvage sites
2005
Kelso acquires IAAI
2007
Q1 2007
Acquired 2
salvage sites

The Company has the largest combined network of Used Car and Salvage Auctions in N.A.
ADESA Auctions
—62 auction sites
IAAI Salvage
—149 auction sites
AFC—96 loan production offices
Broad Geographic Footprint
Broad geographic footprint positions the Company as the preferred auction &
floorplan financing provider for its customers.

North American Used Vehicle Auction
Market – 9.5 Million Units
North American Salvage Auction Market –
3.2 Million Units
Source:  GVR Report and Company estimates
Copart 37%
Insurance Auto
Auctions 35%
Independents
28%
Manheim 51%
ADESA 19%
Independents
30%
Leading Market Positions

ADESA Auctions
Second largest whole car vehicle auctioneer in
the U.S. and the largest in Canada
• Operates 62 auction facilities throughout
North America
Generally does not take title to or ownership of
the vehicles at auctions
Revenues primarily derived from auction fees
paid by buyers and sellers
Additional revenues generated from a wide array
of value-added ancillary services that drive
efficient vehicle remarketing:
Auctions strive to maximize the auction sales price for sellers by effectively and efficiently transferring the vehicles, paperwork and funds as quickly as possible
• Reconditioning services such as preparation services, washing and detailing
• Industry and market data via ADESA Analytical Services and AutoVIN
OEM Captive
Finance 12%
OEM
20%
Dealer
45%
Fleet/Lease 23%

IAAI Salvage
One of only two salvage
auctioneers with a national
footprint
• Serves all top 75 U.S.
metropolitan markets
Hybrid auction format,
combining Internet and live
auctions:
• Leads to higher proceeds for
suppliers
• Increases international buyers
Provides wide array of value-
added total-loss services that
drive efficient vehicle
remarketing
Percentage of Claims Resulting
in Total Loss
Source:   CCC Information Services
8.2%
8.5%
10.6%
11.3%
12.1%
13.4%
13.0%
12.9%
13.5%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
1997 2000 2001 2002 2003 2004 2005 2006 2007

Provides floorplan financing to
independent dealers
• 30 to 60 day loan terms
• Serves over 800 auctions
Market leader- In a market of 43,000
registered dealers, 13,000 have
transacted with AFC in the last twelve
months
Centralized credit decisions using
proprietary scoring model with additional
corporate oversight
• Perfected security interest and personal
guaranty from principals of independent
dealers
Low-cost, reliable funding through
bankruptcy-remote, off-balance sheet
securitization conduit
• Utilized to finance over 60% of receivables
AFC
Facilitates growth of vehicle sales at auction and allows ADESA and IAAI to have larger role in entire vehicle redistribution industry.

Market Share Improvement Domestic Expansion E-Business Improved Earnings through Cost Savings and Operations Initiatives Stabilize performance of AFC Major Initiatives

Significant institutional
customer wins
Site expansions &
improvements in meeting
customer needs
Improved business information
systems to enhance customer
reporting
Increased dealer consignment
sales
Market Share Improvement

Domestic Expansion
Relocations of capacity-constrained facilities:
• Dallas (used car)
• Phoenix (used car)
• Kansas City (used car)
• Toronto (salvage)
Acquisitions of independent used vehicle auctions
Acquisitions of independent salvage auctions
• Reduce customer towing costs
• Ease capacity constrained facilities
Greenfield site development

KAR Holdings

http://test ab.adesa.liveglobalbid.com - ADESA LiveBlock - Microsoft Internet Explorer
ADESA LIVEBLOCK.
Home
ADESA Montreal
Lane A
Floor Bidder bids $12300
Floor Bidder bids $12700
Floor Bidder bids $13000
Asking Bid:
$13,300
BID
Chrysler Financial
Watch More Lanes
#468 2001 DODGE CARAVAN SE
Vehicle Information
See More Pictures
VIN:
Odometer:
57569
Engine:
6G
Transmission:
Automatic Transmission
Body Style:
Prov/State:
Installed Options:
Additional Options:
3.3L V6 MPI, 7 Passenger
Exterior Damage:
hood replaced+repainted; tail gate scratches;
Interior Damage:
Announcements:
type: F, Wholesale price: $26,019.00
Tires and Wheels:
Promotion:
Internet

ADESA E-Business
Improve upstream and mid-stream
product offerings via:
• Centralization of e-business operations
• Develop new e-business technology
• Upgrade and add personnel
Significant new customers
• 2008 wins include Nissan and Chrysler
• Targets include Mercedes, Hyundai,
and Kia
New features for Internet buyers
including improved security and
autobid functionality

Implementing consistent used car auction
operating practices
• 27 of 62 sites completed to date
• Operational audit team in place to verify compliance
Improved technology to support auction
operations
• Reduced administrative effort and elimination of
redundant processes
• Improved customer reporting
Enhanced ancillary services
• Bringing value-added services in-house
• Paintless Dent Repair (Dent Demon)
• Glass replacement
• Keys
• Outsourcing certain labor functions which
experience high turnover and inconsistent
staffing levels
Cost Savings

Stabilize AFC Performance
Focus on improving credit quality
• Tightening credit underwriting standards
• Reducing curtailment exceptions
Increasing focus on collections & resolution of A/R
Reducing headcount to match current volume
Closing offices in non-strategic locations

KAR Holdings Consolidated Financial Summary

Long-Term Debt Structure
(millions of US dollars)
Description 6/30/2008 Rate Maturity
Term B Loan - Hedged* 800.0 $        5.34% + 225
Term B Loan - Unhedged 749.3 Libor + 225
Senior Credit Facility 1,549.3 $      2013
Floating Rate Senior Notes 150.0 $        Libor + 400 2014
Fixed Rate Senior Notes 450.0 8.75% 2014
Senior Subordinated Notes 425.0 10.00% 2015
Senior Notes 1,025.0 $
Total Long-Term Debt** 2,574.3 $
Net Available Cash (17.7)
Net Debt 2,556.6 $
LTM PF Adjusted EBITDA at 6/30/08 431.5 $        ***
Total Leverage Ratio (Net Debt) 5.92x
* 2-year hedge
** Excludes $34.5M capital lease obligation and $5.4M outstanding on Canadian line of credit
*** As deemed per the Company's credit agreement

Consolidated Balance Sheet
(millions of US dollars)
12/31/2007 6/30/2008
Cash $221 $160
Other current assets 681                754
   Total current assets 902               914
PP&E and Other assets 3,629             3,695
Total Assets 4,531             4,609
Current liabilities 460                573
Long-term debt 2,566             2,559
Other non-current liabilities* 491                467
Total Equity 1,014             1,010
Total Liabilities & Equity $4,531 $4,609
* $34.5 capital lease obligation is classified above in Other non-current liabilities

Increased profitability through cost
savings initiatives
Acquisitions at attractive multiples
Securitization of the AFC rental
portfolio
Sale/leaseback of owned ADESA
property
De-leveraging Initiatives

Financial Highlights - Consolidated
Results for ADESA and IAAI prior to the April 20, 2007 merger transactions have been combined to illustrate the effect of the merger transactions as if they had occurred on January 1, 2007.
$400
$0
$100
$200
$300
$400
$500
Q2 2007 Q2 2008
17%
Q2 Revenue Q2 Revenue Q2 Operating Profit Q2 Operating Profit
$61
$51
$0
$10
$20
$30
$40
$50
$60
$70
Q2 2007 Q2 2008
$796
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2007 2008
YTD Revenue YTD Revenue YTD Operating Profit YTD Operating Profit
$101
$114
$0
$20
$40
$60
$80
$100
$120
2007 2008
17% 13%
$469
20%
$931

Financial Highlights – ADESA Auctions
YTD Revenue YTD Revenue YTD Operating Profit
YTD Operating Profit
8%
20%
Results for ADESA and IAAI prior to the April 20, 2007 merger transactions have been combined to illustrate the effect of the merger transactions as if they had occurred on January 1, 2007.
$576
$479
$0
$100
$200
$300
$400
$500
$600
$700
2007 2008
$77
$83
$0
$50
$100
2007 2008

Financial Highlights - IAAI
$243
$291
$0
$200
$400
2007 2008
YTD Revenue YTD Revenue YTD Operating Profit
YTD Operating Profit
20%
Results for ADESA and IAAI prior to the April 20, 2007 merger transactions have been combined to illustrate the effect of the merger transactions as if they had occurred on January 1, 2007.
$19
$42
$0
$50
2007 2008
121%

27 $74 $64 $0 $90 2007 2008 Financial Highlights - AFC YTD Operating Profit YTD Operating Profit $24 $37 $0 $40 2007 2008 14% 35% YTD Revenue YTD Revenue

28 Q&A

Appendix
Discussion of Non-GAAP Measures:
EBITDA, Adjusted EBITDA and Adjusted EBITDA per the Credit Agreement – The Company’s management believes that EBITDA is a useful supplement and meaningful indicator of earnings performance to be used by its investors, financial analysts and others to analyze the Company’s financial performance and results of operations over time.  Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about one of the principal internal measures of performance used by the Company. Management uses the Adjusted EBITDA measure to evaluate the performance of the Company and to evaluate results relative to incentive compensation targets.
Adjusted EBITDA per the Credit Agreement adds the pro forma impact of recent acquisitions and the pro forma cost savings per the credit agreement to Adjusted EBITDA.  This measure is used by the Company’s creditors in assessing debt covenant compliance and management believes its inclusion is appropriate to provide additional information to investors about certain covenants required pursuant to the Company’s senior secured credit facility and notes.  The most directly comparable financial performance measure calculated and presented in accordance with GAAP is net income (loss).  A reconciliation of net income (loss) to EBITDA, Adjusted EBITDA and Adjusted
EBITDA per the Credit Agreement is contained in this appendix.
EBITDA, Adjusted EBITDA and Adjusted EBITDA per the Credit Agreement, as presented herein, are supplemental measures of the Company’s performance that are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”).  They are not measurements of the
Company’s financial performance under GAAP and should not be considered as alternatives to revenues, net income (loss) or any other performance measures derived in accordance with GAAP or as alternatives to cash flow from operating activities as measures of the Company’s liquidity.  EBITDA, Adjusted EBITDA and Adjusted
EBITDA per the Credit Agreement measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analysis of the results as reported under GAAP.  These measures may not be comparable to similarly titled measures reported by other companies.

Adjusted EBITDA Reconciliation
For the Twelve Months Ended June 30, 2008
Three Months Ended
Twelve
Months
Ended
(In millions)
September
30, 2007
December
31, 2007
March 31,
2008
June 30,
2008
June 30,
2008
Net income (loss) ($8.6) ($34.3) ($3.2) $6.2 ($39.9
)
Add back:
Income taxes 3.7 (16.5) (3.7) 4.8 (11.7
)
Interest expense, net of interest income 56.3 56.0 56.8 51.2 220.3
Depreciation and amortization 39.6 59.8 47.3 45.0 191.7
EBITDA 91.0 65.0 97.2 107.2 360.4
Nonrecurring charges 4.9 12.4 6.8 11.5 35.6
Noncash charges 0.9 9.5 6.4 3.0 19.8
Advisory services
0.9 0.8 0.9 0.9 3.5
Adjusted EBITDA 97.7 87.7 111.3 122.6 419.3
Pro forma impact of recent acquisitions 5.6 4.1 2.5 -- 12.2
Adjusted EBITDA per the Credit
Agreement $103.3 $91.8 $113.8 $122.6 $431.5

Adjusted EBITDA Reconciliation
For the Year Ended December 31, 2007
Three Months Ended Year Ended
(In millions)
March 31,
2007
June 30,
2007
September
30, 2007
December
31, 2007
December
31, 2007
Net income (loss) $38.4 ($7.3) ($8.6) ($34.3) ($11.8)
Add back: discontinued operations 0.1 -- -- -- 0.1
Income (loss) from continuing
operations
38.5 (7.3) (8.6) (34.3) (11.7)
Add back:
Income taxes 24.6 4.6 3.7 (16.5) 16.4
Interest expense, net of interest income 13.3 46.6 56.3 56.0 172.2
Depreciation and amortization 18.8 32.2 39.6 59.8 150.4
EBITDA 95.2 76.1 91.0 65.0 327.3
Nonrecurring charges 1.2 5.7 4.9 12.4 24.2
Nonrecurring transaction charges 2.4 22.4 -- -- 24.8
Noncash charges 5.2 1.0 0.9 9.5 16.6
Advisory services 0.1 0.8 0.9 0.8 2.6
Adjusted EBITDA 104.1 106.0 97.7 87.7 395.5
Pro forma impact of recent acquisitions 1.5 1.7 1.5 -- 4.7
Pro forma cost savings per the credit
agreement 5.0 5.0
Adjusted EBITDA per the credit
agreement $105.6 $107.7 $99.2 $92.7 $405.2